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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this amended Form 10-K/A, into the Company's previously filed Registration Statement on Form S-8 (No. 333-94439), Form S-3 (No.333-89683), Form S-3 (No. 333-35846), Form S-8 (No. 333-50259), Form S-3/A
(No. 333-84115) and Form S-3 (No. 333-50008).

San Antonio, Texas                                     /s/ ARTHUR ANDERSEN LLP
November 27, 2000

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